EXHIBIT 10.1
                                                                    ------------



                                                                  EXECUTION COPY










                                  $150,000,000

                          L-1 IDENTITY SOLUTIONS, INC.

                     3.75% Convertible Senior Notes due 2027

                               Purchase Agreement



                                                                    May 10, 2007



BEAR, STEARNS & CO. INC.
BANC OF AMERICA SECURITIES LLC
      As representatives of the Initial Purchasers
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, NY  10179

Ladies and Gentlemen:

      L-1 Holding Co. (to be renamed L-1 Identity Solutions, Inc. after completion of the Reorganization Transaction described herein), a Delaware corporation (the "COMPANY"), proposes to issue and sell to the initial purchasers listed on Schedule I hereto (the "INITIAL PURCHASERS") for whom you are acting as representatives (the "REPRESENTATIVES") $150,000,000 principal amount of its 3.75% Convertible Senior Notes due 2027 (the "FIRM SECURITIES") to be issued pursuant to the provisions of an Indenture (the "INDENTURE") to be dated as of the Closing Date (as defined below) between the Company and The Bank of New York, as Trustee (the "TRUSTEE"). The Company also proposes to issue and sell to the Initial Purchasers not more than an additional $25,000,000 principal amount of its 3.75% Convertible Senior Notes due 2027 (the "ADDITIONAL SECURITIES," and together with the Firm Securities, the "SECURITIES") if and to the extent that the Initial Purchasers shall have determined to exercise the right to purchase such Additional Securities granted to the Initial Purchasers in Section 1 hereof. The Securities will be convertible for shares (the "UNDERLYING SECURITIES") of common stock of the Company, par value $0.001 per share (the "COMMON STOCK"), subject to and in accordance with the terms of the Securities.

      In connection with the offering of the Securities and in order to facilitate the structuring of potential future acquisitions, the Delaware corporation currently named L-1 Identity Solutions, Inc. (the "OPERATING COMPANY") will enter into reorganization transactions to implement a holding company structure pursuant to Section 251(g) of the Delaware General Corporation Law. In the reorganization transactions, (i) the operating company will merge with and into a wholly owned subsidiary of the Company with the operating company surviving the merger as a wholly owned subsidiary of the Company; (ii) the outstanding shares of common stock of the operating company will be converted into shares of common stock of the Company, the current governance structure of the operating company will be replicated at the Company, and the Company will assume certain employment arrangements and equity compensation plans of the operating company; (iii) the Company will list its shares on the New York Stock Exchange ("NYSE") as a successor to the operating company and assume the operating company's ticker symbol "ID"; (iv) the operating company will change its name to "L-1 Identity Solutions Operating Company"; and (v) L-1 Holding Co. will change its name to "L-1 Identity Solutions, Inc." These


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reorganization transactions are referred to herein as the "REORGANIZATION
TRANSACTION."

      The Securities and the Underlying Securities will be offered without being registered under the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the "SECURITIES ACT"), only to "qualified institutional buyers" (as defined in the Securities Act) in compliance with the exemption from registration provided by Rule 144A under the Securities Act.

      Each Initial Purchaser and its direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement to be dated as of the Closing Date between the Company and the Initial Purchasers (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company will agree, among other things, to file (i) a registration statement on the appropriate form with the Securities and Exchange Commission (the "COMMISSION") registering the resale of the Securities under the Securities Act and (ii) to use commercially reasonable best efforts to cause such registration statement to be declared effective.

      In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (including the documents incorporated by reference therein, the "PRELIMINARY MEMORANDUM") and will prepare a final offering memorandum (including the documents incorporated by reference therein, the "FINAL MEMORANDUM" and, together with the Preliminary Memorandum, the "OFFERING MEMORANDUM") for the information of the Initial Purchasers and for delivery to prospective purchasers of the Securities. The Offering Memorandum incorporates by reference the Company's (i) Quarterly Report on Form 10-Q for the period ended March 31, 2007; (ii) Annual Report on Form 10-K for the year ended December 31, 2006, (iii) Proxy Statement filed with the Commission on April 6, 2007, and (iv) Current Reports on Form 8-K filed with the Commission on January 9, 2007, January 11, 2007 (excluding Item 7.01), January 29, 2007 (excluding Item 7.01), February 13, 2007 (excluding Items 2.02 and 7.01), March 19, 2007, April 3, 2007, April 13, 2007, April 16, 2007 and May 2, 2007 and (v)
Current Report on Form 8-K/A filed with the Commission on December 26, 2006 (all such documents listed in clauses (i) through (v) referred to herein as the "INCORPORATED DOCUMENTS"). The time when sales of Securities are first made or confirmed by the Initial Purchasers to qualified institutional buyers is referred to as the "TIME OF SALE," and the Preliminary Memorandum, together with the other information referenced on Schedule II hereto, is referred to as the "TIME OF SALE INFORMATION."

      As used in Sections 4, 5, 6, 7, 9, 12 and 13 herein, the "Company" means
(i) prior to the completion of the Reorganization Transaction, both L-1 Holding Co. and L-1 Identity Solutions, Inc. and (ii) after completion of the Reorganization Transaction, L-1 Identity Solutions, Inc. (for the avoidance of doubt, the issuer of the Securities) only.

      The Company and the operating company hereby agrees with the Initial Purchasers as follows:

      1. Agreements to Sell and Purchase. The Company agrees to issue and sell the Firm Securities to the several Initial Purchasers as hereinafter provided, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated,


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agrees to purchase severally and not jointly, from the Company the Firm
Securities at a purchase price of 97.25% of the principal amount thereof (the "PURCHASE PRICE"), in the respective principal amount of Securities set forth opposite such Initial Purchaser's name in Schedule I hereto plus accrued interest, if any, from May 17, 2007, to the date of payment and delivery.

      On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchasers the Additional Securities, and the Initial Purchasers shall have the right to purchase in whole, or from time to time in part, up to $25,000,000 principal amount of Additional Securities at the Purchase Price plus accrued interest, if any, from the Closing Date to the date of payment and delivery. If you on behalf of the Initial Purchasers exercise such option, you shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchasers and the date on which such Additional Securities are to be purchased.

      The Company acknowledges and agrees that the Initial Purchasers are acting solely in the capacity of an arm's length contractual counterparty to the Company with respect to the offering of Securities and the Underlying Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, no Initial Purchaser is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchasers shall have no responsibility or liability to the Company with respect thereto. Any review by the Initial Purchasers of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Initial Purchasers and shall not be on behalf of the Company.

      2. Terms of the Offering. The Company understands that the Initial Purchasers intend (i) to offer privately pursuant to Rule 144A under the Securities Act their respective portions of the Securities as soon after this Agreement has become effective as in the judgment of the Initial Purchasers is advisable and (ii) initially to offer the Securities upon the terms set forth in the Final Memorandum.

      The Company confirms that it has authorized the Initial Purchasers, subject to the restrictions set forth below, to distribute copies of the Offering Memorandum in connection with the offering of the Securities. Each Initial Purchaser hereby severally makes to the Company the following representations and agreements:

            (i) it is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act;

            (ii) offers and sales of the Securities will be made only by it or its affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made; and

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            (iii) (A) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer to sell, the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act ("REGULATION D")) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (B) it has solicited and will solicit offers for the Securities only from, and has offered or sold and will offer, sell or deliver the Securities only to persons who it reasonably believes to be "qualified institutional buyers" or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to such Initial Purchaser that each such account is a "qualified institutional buyers," within the meaning of Rule 144A under the Securities Act that in purchasing the Securities are deemed to have represented and agreed as provided in the Offering Memorandum.

With respect to offers and sales of the Securities to "qualified institutional buyers" within the meaning of Rule 144A, as described in clause (iii)(B) above, each Initial Purchaser hereby represents and agrees with the Company that prior to or contemporaneously with the purchase of the Securities, the Initial Purchaser will take reasonable steps to inform, and cause each of its affiliates to take responsible steps to inform, persons acquiring Securities from such Initial Purchaser or affiliate, as the case may be, that the Securities (A) are being sold to them in reliance on Rule 144A under the Securities Act, (B) have not been and, except as described in the Offering Memorandum, will not be registered under the Securities Act, and (C) may not be offered, sold or otherwise transferred except as described in the Offering Memorandum.

      3. Payment for Securities. Payment for the Firm Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the account of the several Initial Purchasers at 10:00 a.m., New York City time, on May 17, 2007 or at such other time on the same or such other date, not later than May 31, 2007, as shall be agreed upon in writing by the Company and you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

      Payment for any Additional Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the account of the several Initial Purchasers at 10:00 a.m., New York City time, on the date specified in the notice described in Section 1 or at such other time on the same or on such other date, not later than June 16, 2007, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE."

      The Firm Securities and Additional Securities, as the case may be, to be purchased by each Initial Purchaser hereunder will be represented by one or more definitive global certificates in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Firm Securities or the Additional Securities on the Closing Date or the Option Closing Date, as the case may be, to Bear, Stearns & Co. Inc., for the account of each Initial Purchaser, against payment by or on behalf of such Initial Purchaser of the purchase price therefor by wire transfer to the account of the Company of same day funds, by causing DTC to credit the Firm Securities or the Additional


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Securities, as the case may be, to the account of Bear, Stearns & Co. Inc. at
DTC.

      4. Representations and Warranties of the Company. The Company represents and warrants to the Initial Purchasers that: (a) the Time of Sale Information, did not, as of the Time of Sale and, will not, as of the Closing Date, and the Final Memorandum did not, as of its date, and will not, as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein. The parties hereto agree that such information provided by or on behalf of any Initial Purchaser through the Representatives consists solely of the material referred to in Section 16 hereof;

            (b) the Preliminary Offering Memorandum and the Offering Memorandum with respect to the Securities have been or will be prepared by the Company for use by the Initial Purchasers in connection with the offering of the Securities. No order or decree preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum or any amendment or supplement thereto, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated;

            (c) the Incorporated Documents in the Time of Sale Information and the Final Memorandum, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the Commission thereunder (collectively the "EXCHANGE ACT"), and none of such documents at such time contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Final Memorandum, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain at such time an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (d) the financial statements data, including the related notes thereto and any supporting schedules, of the Company and its consolidated subsidiaries and included or incorporated by reference in the Time of Sale Information and the Final Memorandum present fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in


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      conformity with United States generally accepted accounting principles and practices applied on a consistent basis, except as described in the notes to such financial statements. No other financial statements or supporting schedules are required to be included in the Offering Memorandum if the Offering Memorandum were included in a registration statement filed pursuant to the Securities Act. The other financial and statistical information included or incorporated by reference in the Offering Memorandum presents fairly the information included therein and has been prepared on a basis consistent with that of the financial statements that are included in the Offering Memorandum and the books and records of the respective entities presented therein and, to the extent such information is a range, projection or estimate, is based on the good faith belief and estimates of the management of the Company;

            (e) none of the Company or any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Time of Sale Information and the Final Memorandum any material loss or interference with its business from fire, explosion, hurricane, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Time of Sale Information and the Final Memorandum; and, since the respective dates as of which information is given in the Time of Sale Information and the Final Memorandum, there has not been any material change, taken as a whole, in the capital stock, including any declaration or payment of any dividends or other distributions of any kind on or in respect of its capital stock or any material increase in long term or short term debt of the Company and its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting (i) the general affairs, management, business, condition (financial or otherwise), stockholders' equity, results of operations, properties or prospects of the Company and its subsidiaries, taken as a whole; or (ii) the offering of the Securities or consummation of any of the other transactions contemplated by the Offering Documents (as defined below) (a "MATERIAL ADVERSE EFFECT");

            (f) the Company and each of its Subsidiaries has been duly organized and is validly existing as a corporation or limited liability company in good standing under the laws of its jurisdiction of organization with all the requisite power and authority to own its properties and conduct its business as described in the Time of Sale Information and the Final Memorandum, and has been duly qualified as a foreign corporation or limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing in any such jurisdiction would not reasonably be expected to have a Material Adverse Effect;

            (g) this Agreement has been duly authorized, executed and delivered by the Company;



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            (h)   the Company had, at the date indicated in the Time of Sale
      Information and the Final Memorandum, a duly authorized, issued and outstanding capitalization as set forth in the Time of Sale Information and the Final Memorandum; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and in compliance with all applicable state, federal and foreign securities laws; such authorized capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Time of Sale Information and the Final Memorandum; there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of capital stock of any subsidiary, or any such warrants, convertible securities or obligations (the "RELEVANT SECURITY"), except as set forth in the Time of Sale Information and the Final Memorandum and except for options and restricted stock granted or issued under, or contracts or commitments pursuant to, the Company's previous or currently existing stock incentive and other similar officer, director or employee benefit plans;

            (i) none of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System;

            (j) prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities;

            (k) the Securities have been duly authorized by the Company and, when issued and delivered as provided in this Agreement and duly authenticated pursuant to the Indenture will be duly executed, authenticated, issued and delivered, will have been issued in compliance with all applicable state, federal and foreign securities laws and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Securities will conform, in all material respects, to the descriptions thereof in the Time of Sale Information and the Final Memorandum;

            (l) the Indenture has been duly authorized and, when executed and delivered by the Company (assuming the authorization, execution and delivery by the Trustee), shall constitute a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, moratorium, reorganization and laws of general applicability relating to or affecting creditors' rights and general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Indenture conforms, in all material respects, to the description thereof in the Time of Sale Information and the Final Memorandum;



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            (m)   upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture, the Securities will be convertible at the option of the holder thereof into shares of the Underlying Securities in accordance with the terms of the Securities; the Underlying Securities reserved for issuance upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and nonassessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights;

            (n) the Registration Rights Agreement has been duly authorized by the Company and, when duly executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, moratorium, reorganization and laws of general applicability relating to or affecting creditors' rights and general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); and except that rights to indemnification thereunder may be limited by federal or state securities laws or public policy relating thereto; and the Registration Rights Agreement will conform, in all material respects, to the description thereof in the Time of Sale Information and the Final Memorandum;

            (o) all agreements relating to the Reorganization Transaction, including but not limited to, the Agreement and Plan of Reorganization and the Assignment and Assumption Agreement, have been duly authorized and, when executed and delivered by the Company (assuming the authorization, execution and delivery by the other parties thereto), shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, moratorium, reorganization and laws of general applicability relating to or affecting creditors' rights and general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); and except that rights to indemnification thereunder may be limited by federal or state securities laws or public policy relating thereto;

            (p) the Company and its subsidiaries that are parties to the Reorganization Transaction have duly authorized and approved all action that is appropriate or necessary to consummate the Reorganization Transaction, including but not limited to, adopting and ratifying necessary resolutions and filing necessary certificates pursuant to the agreements relating to the Reorganization Transaction or any applicable law;

            (q) none of the Company or any of its Subsidiaries is in violation of its certificate or articles of incorporation or organization or certificate of formation, or its bylaws or limited liability company agreement (or other organizational documents); none of the Company or any of its subsidiaries is in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, other than such defaults in clause that individually or in


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      the aggregate would not reasonably be expected to have a Material Adverse
      Effect;

            (r) the statements set forth in the Time of Sale Information and the Final Memorandum under the captions "Description of Notes," "Description of Our Capital Stock," "Registration Rights," "Plan of Distribution," and "Material U.S. Federal Income Tax Considerations," insofar as they constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present, in all material respects, the information called for with respect to such legal matters, documents or proceedings;

            (s) other than as set forth in the Time of Sale Information and the Final Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings have been threatened by governmental authorities or others;

            (t) none of the Company or any affiliate (as defined in Rule 501(b) of Regulation D) of the Company has directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the offering contemplated by the Time of Sale Information and the Final Memorandum;

            (u) none of the Company, any affiliate of the Company or any person acting on its or their behalf (other than the Initial Purchasers for whom the Company makes no representation) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Regulation D;

            (v) the Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act;

            (w) the issue and sale of the Securities and the Underlying Securities upon conversion of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement (the "OFFERING DOCUMENTS") and the consummation of the transactions herein and therein contemplated (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except such conflict, breach or violation as would not reasonably be expected to have a Material Adverse Effect, (ii) will not result in any violation of the provisions of the certificate of incorporation or articles, bylaws, articles of organization, limited liability company agreement or any other organizational documents of the Company or any of its Subsidiaries, and (iii) will not result in the violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of (i) and
      (iii) such violations as would not reasonably be expected to have a Material Adverse Effect; and except as disclosed in the Time of Sale Information and the Final Memorandum, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or Underlying Securities or the consummation by the Company of the transactions contemplated by the Offering Documents, except for the Commission must declare a registration statement effective pursuant to the Registration Rights Agreement, the qualification of the Indenture under the Trust Indenture Act of 1939 ("TRUST INDENTURE ACT") in relation to the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers in the manner contemplated by the Time of Sale Information, the Final Offering Memorandum and the Offering Documents;

            (x) the consummation of the Reorganization Transaction and the execution and delivery by the Company of the Reorganization Transaction agreements, and the performance of its obligations thereunder, (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except such conflict, breach or violation as would not reasonably be expected to have a Material Adverse Effect, (ii) will not result in any violation of the provisions of the certificate of incorporation or articles, bylaws, articles of organization, limited liability company agreement or any other organizational documents of the Company or any of its Subsidiaries and
      (iii) will not result in the violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except such violations, in the case of (i) and (iii) as would not reasonably be expected to have a Material Adverse Effect;

            (y) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Time of Sale Information and the Final Memorandum, will not be required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT");

            (z) Deloitte & Touche LLP ("D&T"), who have certified the audited consolidated financial statements of the Company and its subsidiaries as of and for the year ended December 31, 2006, are an independent registered public accounting firm as required under the Securities Act and the rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (the "PCAOB");

            (aa) BDO Seidman LLP ("BDO"), who have certified the audited consolidated financial statements of the Company and its subsidiaries as of and for each of the two years in the period ended December 31, 2005, are an independent registered public accounting firm as required under the Securities Act and the rules and regulations adopted by the Commission and the PCAOB;

            (bb) PricewaterhouseCoopers LLP ("PWC"), who have certified the audited consolidated financial statements of Identix Incorporated and its subsidiaries, are an independent registered public accounting firm as required under the Securities Act and the rules and regulations adopted by the Commission and the PCAOB;

            (cc) Snyder, Cohn, Collyer, Hamilton & Associates, P.C. ("SNYDER"), who have certified the unaudited consolidated financial statements of SpecTal, LLC and its subsidiaries, are independent certified public accountants with respect to SpecTal, LLCas required under the Securities Act and the rules and regulations of the Commission thereunder;

            (dd) when the Securities are issued and delivered pursuant to this Agreement, no Securities will be of the same class (within the meaning of Rule 144A under the Securities Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system;

            (ee) the Company is subject to Section 13 or 15(d) of the Exchange Act and has filed in a timely manner each document or report required to be filed by it pursuant to the Exchange Act subsequent to its quarterly report for the period ended March 31, 2006 on Form 10-Q; each such document or report (including any financial statements) and any amendment thereto at the time it was filed conformed to the requirements of the Exchange Act and the Securities Act;

            (ff) the Company and its subsidiaries own or possess adequate licenses or other rights to use all trademarks, service marks, trade names and know-how necessary to conduct the businesses by them as described in the Time of Sale Information and the Final Memorandum, and except as described in the Time of Sale Information and the Final Memorandum neither the Company nor any of its subsidiaries has received any notice of conflict with (or knows of any such conflict with) asserted rights of others with respect to any trademarks, service marks, trade names or know-how which, if such assertion of conflict were sustained, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

            (gg) the Company and its subsidiaries possess all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and have made all declarations and filings with, all federal, state, local and other governmental authorities and all courts and other tribunals, including without limitation under any applicable Environmental Laws (as defined below), currently required or necessary to own or lease, as the case may be, and to operate their properties and to carry on their business as now and proposed to be conducted as set forth in the Time of Sale Information and the Final Memorandum ("PERMITS"), except where the failure to obtain such Permits would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect; the Company and its subsidiaries have fulfilled and performed all of their obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, except where the failure to perform such obligations or the occurrence of such event would not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Time of Sale Information and the Final Memorandum; and except where such revocation or modification would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, no Permit contains a materially burdensome restriction not adequately disclosed in the Offering Memorandum;

            (hh) the Company and its Subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have timely requested extensions thereof and have paid all taxes shown as due thereon or made adequate reserve or provision therefor; and other than tax deficiencies which the Company or any subsidiary is contesting in good faith and for which the Company or such subsidiary has provided adequate reserves, there is no tax deficiency that has been asserted against the Company or any subsidiary that would individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

            (ii) except as described in the Time of Sale Information and the Final Memorandum or as would not individually or in the aggregate have a Material Adverse Effect, (i) to the Company's knowledge, there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any subsidiary (or any other entity for whose acts or omissions the Company is or may be liable) upon any other property now or previously owned or leased by the Company or any subsidiary, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit relating to pollution or protection of the environment ("ENVIRONMENTAL LAW"); (ii) to the Company's knowledge there has been no disposal discharge, emission or other release of any kind onto such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any subsidiary has knowledge; (iii) neither the Company nor any subsidiary has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action; and (iv) there is no pending or, to the Company's knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any subsidiary;

            (jj) there is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of its subsidiaries which is pending or, to the Company's knowledge, threatened, which could reasonably be expected to have a Material Adverse Effect; neither the Company nor any of its significant subsidiaries (within the meaning of Rule 405 under the Securities Act) (the "SUBSIDIARIES") is a party to or has any obligation under any collective bargaining agreement or other labor union contract, white paper or side agreement with any labor union or organization; except as described in the Time of Sale Information and the Final Memorandum, to the Company's knowledge, no collective bargaining organizing activities are taking place with respect to the Company or any of its Subsidiaries;

            (kk) the Company and its Subsidiaries carry insurance in such amounts and covering such risks as in their determination is adequate for the conduct of their business or the value of their properties;

            (ll) neither the Company nor any of its subsidiaries has any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing, 401(k) plan or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any of its subsidiaries makes or ever has made a contribution and in which any employee of the Company or any of its subsidiaries is or has ever been a participant, except for such liabilities which would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and with respect to such plans, the Company and each of its subsidiaries are in compliance in all material respects with all applicable provisions of ERISA;

            (mm) the Company and each of its subsidiaries have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and each of its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects, except as disclosed in the Offering Memorandum, that do not materially affect the value of such property or materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries or could not reasonably be expected to have a Material Adverse Effect;

            (nn) the Company and its Subsidiaries maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, or in the case of its Subsidiaries by each of its Subsidiaries' principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company's internal control over financial reporting is effective, and the Company is not aware of any material weaknesses in its internal control over financial reporting;

            (oo) since the date of the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2006, the Company's auditors and the audit committee of the board of directors of the Company (or persons fulfilling the equivalent function) have not been advised of (i) any significant deficiencies in the design or operation of internal controls which adversely affect the Company's ability to record, process, summarize and report financial data nor any material weaknesses in internal controls and (ii) fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls;

            (pp) since the date of the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2006, there have been no significant changes in internal controls or in other factors that could materially affect internal controls, including any corrective actions with regard to significant deficiencies;

            (qq) the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

            (rr) the statistical, industry-related and market-related data included in the Final Memorandum are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate;

            (ss) the pro forma financial information included or incorporated by reference in the Time of Sale Information and the Final Memorandum has been prepared on a basis consistent with the financial statements from which it has been derived, includes all material adjustments to the financial information required by Rule 11-02 of Regulation S-X under the Exchange Act to reflect the transactions described in the Time of Sale Information and the Final Memorandum, gives effect to assumptions made on a reasonable basis and fairly presents the transactions described in Time of Sale Information and the Final Memorandum;

            (tt) there are no material business relationships or related party transactions involving the Company or any subsidiary or any other person which is required by the Exchange Act to be described in the Company's annual and/or quarterly reports on Form 10-K and 10-Q, as applicable, that have not been described in the Time of Sale Information and the Final Memorandum;

            (uu) there is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications;

            (vv) the certificates for the Underlying Securities conform to the requirements of the New York Stock Exchange and the Delaware General Corporation Law;

            (ww) neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any officer or director purporting to act on behalf of the Company or any of its subsidiaries has at any time during the last five years (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any executive, financial, security or technology officer or person charged with similar duties of any entity with which the Company or any of its subsidiaries does business for the purpose of influencing such person to transaction business with the Company or any of its subsidiaries or (iv) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and its subsidiaries. The operations of the Company and each Subsidiary are and, to the Company's knowledge, have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the "MONEY LAUNDERING LAWS") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened. Neither the Company nor any subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

            (xx) the subsidiaries listed in Schedule IV hereto are the only subsidiaries of the Company within the meaning of Rule 405 under the Securities Act. Except for the subsidiaries, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity. All of the issued shares of capital stock of or other ownership interests in each subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, except as discussed in the Time of Sale Information and the Final Memorandum, free and clear of any lien, charge, mortgage, pledge, security interest, claim, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever; and

            (yy) no event or circumstance has occurred or arisen that could reasonably be expected to give rise to a requirement that the Company make additional disclosure on Form 8-K and has not been so disclosed.

      5. Covenants of the Company. The Company covenants and agrees with each of the several Initial Purchasers as follows:

            (a) the Company will deliver to the Initial Purchasers as many copies of the Final Memorandum (including all amendments and supplements thereto) as the Initial Purchasers may reasonably request;

            (b) before distributing any amendment or supplement to the Time of Sale Information or the Final Memorandum, the Company will furnish to the Initial Purchasers a copy of the proposed amendment or supplement for review and not to distribute any such proposed amendment or supplement to which the Initial Purchasers reasonably disapprove after reasonable notice thereof;

            (c) if, at any time prior to the completion of the initial placement of the Securities by the Initial Purchasers, any event shall occur as a result of which it is necessary in the opinion of the Initial Purchasers to amend or supplement the Time of Sale Information or the Final Memorandum in order that the Time of Sale Information or the Final Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Time of Sale Information or the Final Memorandum is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Time of Sale Information or the Final Memorandum to comply with law, the Company will forthwith prepare and furnish, at the expense of the Company, to the Initial Purchasers and to the dealers (whose names and addresses the Initial Purchasers will furnish to the Company) to which Securities may have been sold by the Initial Purchasers on behalf of the Initial Purchasers and to any other dealers upon request, such amendments or supplements to the Time of Sale Information or the Final Memorandum as may be necessary to correct such untrue statement or omission or so that the statements in the Time of Sale Information or the Final Memorandum as so amended or supplemented will comply with applicable law;

            (d) the Company will endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities and to pay all fees and expenses (including fees and disbursements of counsel to the Initial Purchasers) reasonably incurred in connection with such qualification and in connection with the determination of the eligibility of the Securities for investment under the laws of such jurisdictions as the Initial Purchasers may designate; provided that the Company shall not be required to file a general consent to service of process in any jurisdiction or to qualify as a foreign corporation or limited liability company in any jurisdiction in which it is not so qualified;

            (e) without the prior written consent of Bear, Stearns & Co. Inc. the Company will not, during the period ending 90 days after the date of the Final Memorandum (the "LOCK-UP PERIOD"), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, (ii) establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Relevant Security, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock or (iv) file with the Commission a registration statement under the Securities Act relating to any additional shares of Common Stock or securities convertible into, or exchangeable for, any shares of Common Stock, or publicly disclose the intention to effect any transaction described in clause (i), (ii) or
      (iii), whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided that the foregoing shall not apply to (A) the sale of the Securities under this Agreement or the issuance of the Underlying Securities, (B) the issuance by the Company of any shares of Common Stock upon the exercise of an option or upon the sale by the Company of shares of Common Stock pursuant to any of the Company's existing employee, management or other stock incentive or compensation plans, (C) the conversion or exchange of a security outstanding on the date hereof, and (D) the filing of any registration statement in respect of the Securities and the Underlying Securities pursuant to the Registration Rights Agreement;

            (f) the Company will use the net proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Time of Sale Information and the Final Memorandum under the caption "Use of Proceeds";

            (g) the Company will use commercially reasonable efforts to have the Underlying Securities listed on the New York Stock Exchange as promptly as practicable but in no event later than the time that the Registration Statement is declared effective in accordance with the Registration Rights Agreement;

            (h) during the period from the Closing Date until two years after the Closing Date, or the Option Closing Date, if applicable, without the prior written consent of the Representatives, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities or Underlying Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them;

            (i) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Company of its obligations hereunder: (i) the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Agreement and of the other Offering Documents, any amendment or supplement to or modification of any of the foregoing and any and all other documents furnished pursuant hereto or thereto or in connection herewith or therewith; (ii) the preparation, printing or reproduction of each Preliminary Offering Memorandum, the Offering Memorandum and each amendment or supplement to any of them; (iii) the delivery (including postage, air freight charges and charges for counting and packaging) of such copies of each Preliminary Offering Memorandum, the Offering Memorandum and all amendments or supplements to any of them as may be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities and the Underlying Securities, including any stamp taxes in connection with the original issuance and sale of the Securities and trustees' fees; (v) the reproduction and delivery of this Agreement and the other Offering Documents, the preliminary and supplemental "Blue Sky" memoranda and all other agreements or documents reproduced and delivered in connection with the offering of the Securities; (vi) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including filing fees and the reasonable fees, expenses and disbursements of counsel to the Initial Purchasers relating to such registration and qualification); (vii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to and related communications with prospective purchasers of the Securities; (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel, if any) for the Company; (ix) fees and expenses of the Trustee including fees and expenses of its counsel; (x) all expenses and listing fees incurred in connection with the application for quotation of the Securities on the PORTAL Market; (xi) all expenses and listing fees incurred in connection with the application for listing for quotation of the Underlying Securities on the New York Stock Exchange;
      (xii) all expenses incurred in connection with the performance of the Company's obligations under the Registration Rights Agreement; and (xiii) any fees charged by investment rating agencies for the rating of the Securities;

            (j) the Company shall not be or become, at any time prior to the expiration of two years after the Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

            (k) while the Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to the purchasers and any holder of Securities in connection with any sale thereof and any prospective purchaser of Securities and securities analysts, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act (or any successor thereto);

            (l) none of the Company, any of its Subsidiaries or any of its affiliates (as defined in Rule 501(b) under the Securities Act) will take any action prohibited by Regulation M under the Exchange Act, in connection with the distribution of the Securities contemplated hereby;

            (m) none of the Company or any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company will solicit any offer to buy or offer or sell the Securities or the Underlying Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising;

            (n) none of the Company or any of its affiliates (as defined in Rule 501(b) under the Securities Act) or any person acting on behalf of the Company will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which will be integrated with the sale of the Securities or the Underlying Securities in a manner which would require the registration under the Securities Act of the Securities or Underlying Securities, and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the Securities Act with the offering contemplated hereby;

            (o) prior to any registration of the Securities pursuant to the Registration Rights Agreement, or at such earlier time as may be so required, to qualify the Indenture under the Trust Indenture Act, and to enter into any necessary supplemental indentures in connection therewith;

            (p) the Company will use its commercially reasonable efforts to cause the Securities to be eligible for trading on PORTAL;

            (q) the Company will reserve and keep available at all times, free of pre-emptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy all obligations to issue the Underlying Securities upon any conversion of the Securities;

            (r) except for such documents that are publicly available on the Commission's Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"), the Company shall furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Final Memorandum), to make available to its security holders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

            (s) during a period of five years from the date of the Final Memorandum, except for such documents that are publicly available on EDGAR, the Company shall furnish to you copies of all reports or other written communications (financial or other) furnished to stockholders of the Company, and deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities, or any class of securities of the Company is listed; and such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); and

            (t) the Company shall advise the Initial Purchasers promptly, and, if requested by the Initial Purchasers, confirm such advice in writing, of the issuance by any state securities commission of any stop order suspending the qualification or exemption of any of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, and shall use their reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Securities under any state securities or Blue Sky laws, and if, at any time, any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Securities under any state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

      6. Conditions to the Initial Purchasers' Obligations. The several obligations of the Initial Purchasers hereunder to purchase the Firm Securities on the Closing Date are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

            (a) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

            (b) on or after the date hereof no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act;

            (c) (i) none of the Company, nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Time of Sale Information any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Time of Sale Information that would reasonably expected to have a Material Adverse Effect, and (ii) since the respective dates as of which information is given in the Time of Sale Information (excluding any amendment or supplement thereto after the date hereof), there shall not have been (A) any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Time of Sale Information, or (B) any suspension or material limitation of trading in the capital stock of the Company on the New York Stock Exchange, the effect of which, in any case described in clause (i) or (ii), in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the Closing Date on the terms and in the manner contemplated in the Time of Sale Information and the Final Memorandum;

            (d) the Initial Purchasers shall have received on and as of the Closing Date a certificate of an executive officer of the Company, with specific knowledge about the Company's financial matters, satisfactory to the Initial Purchasers to the effect set forth in Sections 6(a), 6(b) and 6(c);

            (e) Weil, Gotshal & Manges LLP, outside counsel for the Company, shall have furnished to the Initial Purchasers its written opinion and its letter, each dated the Closing Date, in form and substance satisfactory to the Initial Purchasers, substantially in the forms of Exhibits B-1 and B-2 hereto;

            (f) on the date hereof and also on the Closing Date, D&T shall have furnished to the Initial Purchasers letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Initial Purchasers, containing statements and information of the type customarily included in accountants "comfort letters" to initial purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum;

            (g) on the date hereof and also on the Closing Date, BDO shall have furnished to the Initial Purchasers letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Initial Purchasers, containing statements and information of the type customarily included in accountants "comfort letters" to initial purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum;

            (h) on the date hereof and also on the Closing Date, PwC shall have furnished to the Initial Purchasers letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Initial Purchasers, containing statements and information of the type customarily included in accountants "comfort letters" to initial purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum;

            (i) on the date hereof and also on the Closing Date, Snyder shall have furnished to the Initial Purchasers letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Initial Purchasers, containing statements and information of the type customarily included in accountants "comfort letters" to initial purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum;

            (j) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Initial Purchasers, shall have furnished to the Initial Purchasers their written opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchasers;

            (k) the "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and the officers and directors of the Company and other persons identified on Exhibit A-1 relating to sales and certain other dispositions of shares of Common Stock or certain other securities of the Company, shall have been delivered to you on or before the date hereof and shall be in full force and effect;

            (l) the Securities shall have been approved for trading on PORTAL, subject only to notice of issuance at or prior to the time of purchase;

            (m) the Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of the Company;

            (n) on or prior to the Closing Date the Company shall have furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers or their counsel shall reasonably request;

            (o) on or after the date hereof there shall not have occurred any of the following: (i) trading generally shall have been suspended or materially limited on or by the New York Stock Exchange, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over the counter market, (iii) a general moratorium on commercial banking activities shall have been declared by either Federal or New York State authorities, (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being issued at such Closing Date on the terms and in the manner contemplated in the Time of Sale Information or to enforce contracts for the sale of the Securities; and

            (p) the Company shall have obtained approval from the NYSE to list its shares on the NYSE and the Reorganization Transaction shall have been consummated in all respects.

      The obligations of the Initial Purchasers to purchase Additional Securities hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request, including the due authorization, execution, authentication and issuance of the Additional Securities and other matters related to the execution, authentication and issuance of the Additional Securities.

      7.    Indemnification and Contribution.

            (a) The Company shall indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Initial Purchaser within the meaning of Rule 405 under the Securities Act from and against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Time of Sale Information or the Final Memorandum (in each case, including the Incorporated Documents therein), or any amendment or supplement thereto, or in the materials and information set forth on Schedule III hereto (such materials and information set forth in Schedule III, "MARKETING MATERIALS"); or (ii) the omission or alleged omission to state, in the Time of Sale Information or the Final Memorandum (in each case, including the Incorporated Documents therein) or any amendment or supplement thereto, or in any Marketing Materials, a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser through Bear Stearns expressly for use therein. The parties agree that such information provided by or on behalf of any Initial Purchaser through Bear Stearns consists solely of the material referred to in Section 16 hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including but not limited to other liability under this Agreement.

            (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company and its respective directors, officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Time of Sale Information or the Final Memorandum or any amendment or supplement thereto, or in any Marketing Materials, or (ii) the omission or the alleged omission to state, in the Time of Sale Information or the Final Memorandum or any amendment or supplement thereto, or in any Marketing Materials, a material fact or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Initial Purchaser through Bear Stearns specifically for use therein. The parties agree that such information provided by or on behalf of any Initial Purchaser through Bear Stearns consists solely of the material referred to in Section 16 hereof.

            (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof, and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably and in good faith concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 (whether or not the indemnified party is an actual or potential party thereto), unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party.

            (d) In order to provide for contribution in circumstances in which the indemnification provided for in this Section 7 is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified hereunder, the Company and the Initial Purchasers shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Initial Purchasers, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), as incurred to which the Company and one or more of the Initial Purchasers may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Initial Purchasers. The relative fault of each of the Company and of the Initial Purchasers shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Initial Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchasers further agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 7, (i) no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Securities purchased by it and distributed to the public exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and
      (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Initial Purchaser within the meaning of Rule 405 under the Securities Act shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company, as applicable, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. The obligations of the Initial Purchasers to contribute pursuant to this
      Section 7 are several in proportion to the respective number of Securities to be purchased by each of the Initial Purchasers hereunder and not joint.

      8. Effectiveness; Defaulting Initial Purchasers. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

      If, on the Closing Date any one or more of the Initial Purchasers shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I (in the column titled "Total") bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers (in the column titled "Total"), or in such other proportions as the Initial Purchasers may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 8 by an amount in excess of one-tenth of such principal amount of Securities without the written consent of such Initial Purchaser. If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or the Company. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

      9. Reimbursement. If the transactions contemplated by this Agreement shall fail to close because of a condition not being met because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Initial Purchasers' obligations (other than those conditions set forth in Sections 6(o)(i) or (iii) through (v)) cannot be fulfilled or if the Reorganization Transaction shall not have been consummated on or before May 17, 2007, the Company agrees to reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out of pocket expenses (including the reasonable fees and expenses of their counsel) incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

      10. Parties. This Agreement shall inure to the benefit of and be binding upon each Initial Purchaser and the Company and their respective successors and assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 7 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 7 of this Agreement shall also be for the benefit of the directors of any person or persons who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Securities from the Initial Purchasers will be deemed a successor because of such purchase

      11. Notices. Any action by the Initial Purchasers hereunder may be taken by the Representatives on behalf of the Initial Purchasers, and any such action taken by the Representatives shall be binding upon the Initial Purchasers. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Initial Purchasers c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attn: General Counsel. Notices to the Company shall be given to them at 177 Broad Street, Stamford, Connecticut 06901, Attn: General Counsel.

      12. Survival of Representations and Indemnities. The representations and warranties, covenants, indemnities and contribution and expense reimbursement provisions and other agreements, representations and warranties of the Company set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Company, any of its officers or directors, Initial Purchasers and (ii) acceptance of the Securities, and payment for them hereunder, and shall be binding upon and shall inure to the benefit of, any successors, assigns, heirs, personal representatives of the Company, the Initial Purchasers and indemnified parties referred to in Section 7 hereof. The respective agreements, covenants, indemnities and other statements set forth in Sections 5(i), 7, 9, 12 and 13 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

      13. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Company given in the event that the Company has failed, refused or been unable to satisfy all conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date or if, at or prior to the Closing Date or at or prior to the Option Closing Date, as the case may be:

                  (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchasers will in the immediate future materially disrupt, the market for the Company's securities or securities in general;

                  (ii) trading generally shall have been suspended or materially limited on or by the New York Stock Exchange;

                  (iii) a general moratorium on commercial banking activities shall have been declared by either Federal or New York State authorities;

                  (iv) (A) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (B) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (A) or (B) in the judgment of the Initial Purchasers makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities being issued at such Closing Date on the terms and in the manner contemplated in the Time of Sale Information or to enforce contracts for the sale of the Securities; or

                  (v) any debt securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any "nationally recognized statistical rating organization" as defined for purposes of Rule 436(g) under the Securities Act.

            (b) Subject to paragraph (c) below, termination of this Agreement pursuant to this Section 13 shall be without liability of any party to any other party except as provided in Section 12 hereof.

            (c) If this Agreement shall be terminated pursuant to any of the provisions hereof, or if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Initial Purchasers, reimburse the Initial Purchasers for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Initial Purchasers in connection herewith.

      14. No Waiver; Modifications in Writing. No failure or delay on the part of the Company or any Initial Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Initial Purchaser at law or in equity or otherwise. No waiver of or consent to any departure by the Company or any Initial Purchaser from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof; provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company and each Initial Purchaser. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or the Initial Purchasers from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

      15. Governing Law and Jurisdiction; Waiver of Jury Trial. Each of the parties hereto irrevocably (a) submits to the jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each, a "PROCEEDING"), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. EACH OF THE PARTIES HERETO (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THE OFFERING MEMORANDUM.

      16. The parties acknowledge and agree that, for purposes of Sections 4(a) and 7 hereof, the information provided by or on behalf of any Initial Purchaser consists solely of the names of the Initial Purchasers set forth on the front cover page of the Offering Memorandum and at the end of paragraph 1 under the caption "Plan of Distribution" in the Offering Memorandum and the material included in paragraphs 3, 10 and 14 and the phrase in the sixth sentence of paragraph 9 that reads "The initial purchasers have advised us they intend to make a market in the notes" under the caption "Plan of Distribution" in the Offering Memorandum.

      17. Counterparts. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

      If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.



                                        Very truly yours,


                                        L-1 IDENTITY SOLUTIONS, INC.


                                        By:  /s/  James A. DePalma
                                            ------------------------------------
                                        Name:   James A. DePalma
                                        Title:  Executive Vice President,
                                                Chief Financial Officer and
                                                Treasurer



                                        L-1 IDENTITY SOLUTIONS, INC.


                                        By:  /s/  James A. DePalma
                                            ------------------------------------
                                        Name:   James A. DePalma
                                        Title:  Executive Vice President,
                                                Chief Financial Officer and
                                                Treasurer



The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written.


BEAR, STEARNS & CO. INC.
BANC OF AMERICA SECURITIES LLC

        Acting on behalf of themselves
        and as Representatives
        of the Initial Purchasers

By:     BEAR, STEARNS & CO. INC.


By:  /s/  Paul S. Rosica
   ------------------------------------
   Name:   Paul S. Rosica
   Title:  Senior Managing Director


By:     BANC OF AMERICA SECURITIES LLC


By:  /s/  Craig W. McCracken
   ------------------------------------
   Name:   Craig W. McCracken
   Title:  Managing Director